UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2019
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FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

404-888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2019, the board of directors of the Federal Home Loan Bank of Atlanta (the "Bank") approved the revised and restated bylaws of the Bank (as revised and restated, the "Bylaws"), attached hereto as Exhibit 3.2, and incorporated herein by reference. The substantive amendments were made to conform the Bylaws to the Federal Housing Finance Agency’s (the "Finance Agency") indemnification regulation effective November 5, 2018, which imposes limitations on indemnification payments with respect to administrative proceedings or civil actions that have been initiated by the Finance Agency. These indemnification payments are generally prohibited except that (i) the Bank may pay premiums for any commercial insurance policy or fidelity bond for directors and officers to the extent that the insurance or fidelity bond covers expenses and restitution but not a judgment in favor of the Finance Agency or a civil money penalty imposed by the Finance Agency and (ii) the Bank may pay the expenses of defending an action in advance of its final disposition, but only if the board of directors first determines that the director or officer acted in good faith and that the payment will not materially adversely affect the Bank’s safety and soundness, and the director or officer agrees to repay those expenses under certain conditions. The amendments to the Bylaws also include clarification and other nonsubstantive changes.

Item 8.01. Other Events.

On October 31, 2019, the board of directors of the Bank declared a dividend at an annualized rate of 6.05 percent for the third quarter of 2019. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the related press release.

Item 9.01. Exhibits.

3.2 Bylaws of the Bank, as revised and restated October 31, 2019

99.1 Press Release, dated October 31, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: October 31, 2019	By: /s/ Kirk R. Malmberg
By: Kirk R. Malmberg Executive Vice President and Chief Financial Officer